UNITED STATES

SECURITIES AND EXCHANGE COMMISION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2005

ASIA PREMIUM TELEVISION GROUP, INC

(Exact name of registrant as specified in its charter)

Nevada	033-33263	62-1407521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 602, 2 North Tuanjiehu Street, Chaoyang District, Beijing, 100026, P.R.C.

(Address of principal executive Offices)    (Zip Code)

Registrant’s telephone number, including area code 86-10-6582-7900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

In March 2003, Asia Premium Television Group, Inc. (the “Company”) entered into a stock for stock acquisition with Beijing Asia Hongzhi Advertising Co. Ltd. (formerly known as Shandong Hongzhi Advertising Company, Ltd.) and its subsidiaries, which was finalized in July 2004. At the same time, the Company also completed the acquisition of 100% of Beijing Hongzhi Century Advertising (formerly known as Beijing Youngfu Century Advertising Consultancy Company, Ltd.).

In addition to these acquisitions, the Company had previously reported, that it had an outstanding agreement to acquire Lee & Brothers International Advertising.  During the course of acquiring Beijing Asia Hongzhi Advertising Co. Ltd and Beijing Hongzhi Centur Advertising, the business of Lee & Brothers International Advertising had been merged into these other two companies by July 2004.  The Company entered into negotiations and refused the remaining assets of Lee & Bros International Advertising Ltd.

The acquisitions have been recorded in a manner similar to a reverse purchase and the Company issued a total of 750,000,000 shares for the acquisitions.  The shares were issued in March and July of 2003, however, the Company did not receive the assets until July 9, 2004 and considers the acquisitions closed as of that date.

Item 9.01 Financial Statements and Exhibits

(a)

Financial statements of businesses acquired.

BEIJING ASIA HONGZHI ADVERTISING CO., LTD. AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2004 AND 2003

BEIJING ASIA HONGZHI ADVERTISING CO., LTD. AND SUBSIDIARIES

CONTENTS

PAGE

—

Report of Independent Registered Public Accounting Firm

—

Consolidated Balance Sheets, March 31, 2004 and 2003

—

Consolidated Statements of Operations, for the years

ended March 31, 2004 and 2003

3

—

Consolidated Statement of Stockholders' Equity,

for the years ended March 31, 2004 and 2003

4

—

Consolidated Statements of Cash Flows, for the years

ended March 31, 2004 and 2003

5 - 6

—

Notes to Consolidated Financial Statements

7 - 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors

BEIJING ASIA HONGZHI ADVERTISING CO., LTD. AND SUBSIDIARIES

Beijing, China

We have audited the accompanying consolidated balance sheets of Beijing Asia Hongzhi Advertising Co., Ltd. and Subsidiaries (a company organized in the People’s Republic of China) as of March 31, 2004 and 2003 and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended March 31, 2004 and 2003.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Beijing Asia Hongzhi Advertising Co., Ltd. and Subsidiaries as of March 31, 2004 and 2003 and the consolidated results of their operations and their cash flows for the years ended March 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 12 to the financial statements, the Company has current liabilities in excess of current assets.  This factor raises substantial doubt about the ability of the Company to continue as a going concern.  Management’s plans in regards to these matters are also described in Note 12.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

PRITCHETT, SILER & HARDY, P.C.

Salt Lake City, Utah

November 8, 2004

BEIJING ASIA HONGZHI ADVERTISING CO., LTD. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

ASSETS

March 31,

_________________________

2004

2003

___________

___________

CURRENT ASSETS:

Cash

$

1,045,154

$

79,557

Accounts receivable, net of allowance for

  doubtful accounts of $497,183 and

  $37,462 respectively

4,469,167

2,219,056

Advances receivable - related party, net

  of allowance for doubtful accounts of

  $180,900 and $157,100 respectively

100,961

601,846

Prepaid expenses

5,985,994

-

Notes receivable

12,085

-

___________

___________

Total Current Assets

11,613,361

2,900,459

PROPERTY AND EQUIPMENT, net

161,905

53,415

OTHER ASSETS:

Note receivable

145,015

145,015

___________

___________

$

11,920,281

$

3,098,889

___________

___________

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

Accounts payable

$

9,220,283

$

1,659,965

Accounts payable - related party

19,335

7,251

Advances payable - related party

300,802

498,182

Accrued expenses

140,676

60,571

Customer deposits

2,014,591

869,531

Other current liabilities

17,334

2,350

Notes payable

181,269

-

___________

___________

Total Current Liabilities

11,894,290

3,097,850

___________

___________

STOCKHOLDERS’ EQUITY:

Capital

1,756,763

1,756,763

Retained earnings (deficit)

(1,730,772)

(1,755,724)

___________

___________

Total Stockholders’ Equity

25,991

1,039

___________

___________

$

11,920,281

$

3,098,889

___________

___________

The accompanying notes are an integral part of these consolidated financial statements.

BEIJING ASIA HONGZHI ADVERTISING CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended

March 31,

____________________

2004

2003

_______

_______

REVENUES

$

57,769,022

$

11,031,068

COST OF SALES

56,142,553

11,100,311

_________

_________

GROSS PROFIT (LOSS)

1,626,469

(69,243)

_________

_________

EXPENSES (GAINS):

General and administrative

1,637,120

744,033

Gain on disposal of assets

(42,127)

-

_________

_________

Total Expenses (Gains)

1,594,993

744,033

_________

_________

INCOME (LOSS) BEFORE OTHER INCOME

  (EXPENSE)

31,476

(813,276)

_________

_________

OTHER INCOME (EXPENSE):

Interest income

368,506

8,909

Other income (expense)

(118,644)

-

_________

_________

Total Other Income (Expense)

249,862

8,909

_________

_________

INCOME (LOSS) BEFORE INCOME TAXES

281,338

(804,367)

CURRENT INCOME TAX EXPENSE (BENEFIT)

2,610

580

DEFERRED INCOME TAX EXPENSE (BENEFIT)

-

-

_________

_________

NET INCOME (LOSS)

$

278,728

$

(804,947)

_________

_________

DIVIDENDS PAID

(253,776)

-

_________

_________

INCOME (LOSS) AVAILABLE TO

  STOCKHOLDERS

$

24,952

$

(804,947)

_________

_________

The accompanying notes are an integral part of these consolidated financial statements.

BEIJING ASIA HONGZHI ADVERTISING CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

FOR THE YEARS ENDED MARCH 31, 2004 AND 2003

Total

Retained

Stockholders’

Earnings

Equity

Capital

(Deficit)

 (Deficit)

________

________

_________

BALANCE, March 31, 2002

$

1,756,763

$

(950,777)

$

805,986

Net (loss) for the year ended

March 31, 2003

-

(804,947)

(804,947)

________

________

________

BALANCE, March 31, 2003

1,756,763

(1,755,724)

1,039

Dividends paid

(253,776)

(253,776)

Net income for the year ended

March 31, 2004

-

278,728

278,728

________

________

________

BALANCE, March 31, 2004

$

1,756,763

$

(1,730,772)

$

25,991

________

________

_________

The accompanying notes are an integral part of this consolidated financial statement.

BEIJING ASIA HONGZHI ADVERTISING CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Year Ended

March 31,

________________________

2004

2003

________

________

Cash Flows from Operating Activities:

Net loss

$

278,728

$

(804,947)

Adjustments to reconcile net loss to net cash

  used by operating activities:

Depreciation expense

17,132

2,894

Non-cash expense:

Interest revenue

(7,807)

(7,807)

Lease expense

7,807

7,807

Bad debt expense

483,521

194,562

Changes in assets and liabilities:

(Increase) in accounts receivable

(2,709,832)

(1,352,516)

(Increase) in prepaid expense

(5,985,994)

-

Increase in accounts payable

7,560,318

865,206

Increase in accounts payable – related party

12,084

7,251

Increase in accrued expenses

80,105

14,832

Increase in customer deposits

1,145,060

471,313

Increase in other liabilities

14,984

49

________

________

Net Cash Provided (Used) by Operating Activities

896,106

(601,356)

________

________

Cash Flows from Investing Activities:

Payments for property and equipment

(125,622)

(47,557)

Proceeds from notes payable

181,269

-

Payments for note receivable

(12,085)

-

________

________

Net Cash Provided (Used) by Investing Activities

43,562

(47,557)

________

________

Cash Flows from Financing Activities:

(Increase) decrease in advances receivable - related party

477,085

(14,200)

Increase in advances payable - related party

(197,380)

418,956

(Payment) of dividends

(253,776)

-

________

________

Net Cash Provided by Financing Activities

25,929

404,756

________

________

Net Increase (Decrease) in Cash

965,597

(244,157)

Cash at Beginning of Period

79,557

323,714

________

_______

Cash at End of Period

$

1,045,154

$

79,557

________

_______

[Continued]

BEIJING ASIA HONGZHI ADVERTISING CO., LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

[Continued]

For the Year Ended

March 31,

_______________________

2004

2003

________

________

Supplemental Disclosures of Cash Flow Information:

Cash paid during the period for:

  Interest

$          -

$          -

  Income taxes

$

2,610

$

580

Supplemental Schedule of Non-cash Investing and Financing Activities:

For the year ended March 31, 2004:

The Company recorded interest income of $7,807 and office lease expense of $7,807 based on the terms of their office lease contract with Shandong Normal University [See Note 4].

For the year ended March 31, 2003:

The Company recorded interest income of $7,807 and office lease expense of $7,807 based on the terms of their office lease contract with Shandong Normal University [See Note 4].

The accompanying notes are an integral part of these consolidated financial statements.

BEIJING ASIA HONGZHI ADVERTISING CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization - Beijing Asia Hongzhi Advertising Co., Ltd. (“Parent”) was organized under the laws of the People’s Republic of China on June 1, 1995 as Shandong Hongzhi Advertising Co., Ltd.  In July 2003, Parent changed its name to Beijing Asia Hongzhi Advertising Co., Ltd.

Beijing Hongzhi Century Advertising Co., Ltd. (“BHCA Subsidiary”) was organized under the laws of the People’s Republic of China on January 7, 2003 as Beijing Yongfu Century Consulting Co., Ltd. as a wholly-owned subsidiary of Parent.  In March 2003 BHCA Subsidiary changed its name to Beijing Hongzhi Century Advertising Co., Ltd.

Shandong Hongzhi Communications and Career Advertising Co., Ltd. (“SHCCA Subsidiary”) was organized under the laws of the People’s Republic of China on April 29, 2003 as a wholly-owned subsidiary of Parent.

Beijing Asia Hongzhi Advertising Co., Ltd., BHCA Subsidiary and SHCCA Subsidiary (“the Company”) design, produce, act as agent and publish advertising for domestic and foreign companies; host exhibitions and demonstrations; and organize cultural and artistic exchanges.

Consolidation - The consolidated financial statements include the accounts of Parent, Parent’s wholly-owned BHCA Subsidiary and Parent’s wholly-owned SHCCA Subsidiary.  All significant intercompany transactions have been eliminated in consolidation.

Minority Interest - Under the laws of the People’s Republic of China, a Chinese company with limited liabilities must have no less than two shareholders.  Small minority interests exist in BHCA Subsidiary and SHCCA Subsidiary because of this requirement.  However, since the company owns all of the rights of the minority interest shareholders, therefore the Company has accounted for the subsidiaries as being wholly-owned.

Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimated by management.

Cash and Cash Equivalents - The Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

BEIJING ASIA HONGZHI ADVERTISING CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Continued]

Accounts and Loans Receivable - The Company records accounts and loans receivable at the lower of cost or fair value.  The Company determines the lower of cost or fair value of non-mortgage loans on an individual asset basis.  The Company recognizes interest income on an account receivable based on the stated interest rate for past-due accounts over the period that the account is past due.  The Company recognizes interest income on a loan receivable based on the stated interest rate (or imputed interest rate) over the term of the loan.  The Company accumulates and defers fees and costs associated with establishing a receivable to be amortized over the estimated life of the related receivable.  The Company estimates allowances for doubtful accounts and loan losses based on the aged receivable balances and historical losses.  The Company records interest income on delinquent accounts and loans receivable only when payment is received.  The Company first applies payments received on delinquent accounts and loans receivable to eliminate the outstanding principal.  The Company charges off uncollectible accounts and loans receivable when management estimates no possibility of collecting the related receivable.  The Company considers accounts and loans receivable to be past due or delinquent based on contractual terms.

Property and Equipment - Property and equipment is stated at cost.  Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized, upon being placed in service.  Expenditures for maintenance and repairs are charged to expense as incurred.  Depreciation is computed using the straight-line method over the estimated useful lives of the assets, which range between two and five years [See Note 5].  In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment of Disposal of Long-Lived Assets”, the Company periodically reviews their property and equipment for impairment.

Income Taxes - The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 109, “Accounting for Income Taxes.”  This statement requires an asset and liability approach for accounting for income taxes [See Note 8].

Foreign Currency Translation Policy - The translations of the functional currency financial statements of subsidiaries into United States reporting currency dollars are performed for assets and liabilities denominated in foreign currencies into U.S. dollars using the closing exchange rates in effect at the balance sheet dates.  For revenues and expenses, the average exchange rate during the nine month period was used to translate China Renminbi into U.S. dollars.  For the periods presented in these financial statements, there was no material change in the exchange rate from period to period.  The gains or losses resulting from translation are included in stockholders’ equity separately as cumulative transaction adjustments when material.

Gains and losses resulting from transactions in foreign currencies are included in the determination of net loss for the period.

BAHA, BHCA and SHCCA’s functional currency is the China Renminbi (“RMB”).

BEIJING ASIA HONGZHI ADVERTISING CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Continued]

Recently Enacted Accounting Standards - Statement of Financial Accounting Standards (“SFAS”) No. 151, “Inventory Costs - an amendment of ARB No. 43, Chapter 4”, SFAS No. 152, “Accounting for Real Estate Time-Sharing Transactions - an amendment of FASB Statements No. 66 and 67”, SFAS No. 153, “Exchanges of Nonmonetary Assets - an amendment of APB Opinion No. 29”, and SFAS No. 123 (revised 2004), “Share-Based Payment”, were recently issued.  SFAS No. 151, 152, 153 and 123 (revised 2004) have no current applicability to the Company or their effect on the financial statements would not have been significant.

Revenue Recognition Policy - The Company generates revenues from providing advertising, production, consulting and agent services.  Revenue is recognized when the service is provided.

NOTE 2 - ACCOUNTS RECEIVABLE

Accounts receivable are carried at the expected realizable value.  Accounts receivable consisted of the following:

March 31,

March 31,

2004

2003

___________

___________

Accounts receivable - trade

$

4,966,350

$

2,256,518

Allowance for doubtful accounts

(497,183)

(37,462)

___________

___________

Accounts receivable, net

$

4,469,167

$

2,219,056

___________

___________

Bad debt expense for the year ended March 31, 2004 and 2003 was $459,721 and $37,462, respectively.

NOTE 3 - PREPAID EXPENSES

At March 31, 2004, the Company had prepaid expenses of $5,985,994.  The Company enters into agreements with vendors to provide advertising services.  Usually the agreements cover a period of time, and the vendors require the Company to pay in advance.  The prepaid expenses are transferred to cost of sales after the service is provided by the vendors.

NOTE 4 - NOTES RECEIVABLE

The Company has a note receivable from Shandong Normal University (“SNU”) for $145,015 at March 31, 2004 and 2003.  This note bears no interest and the principal is due on March 31, 2006.  The Company has entered into an office lease contract with SNU for the use of office space at no charge.  The Company has imputed interest on the note receivable at an effective interest rate of approximately 5.38% per annum and has recorded the amount as interest income and office lease expense.  The interest income for the years ended March 31, 2004 and 2003 was $7,807 and $7,807, respectively [See Note 9].

At March 31, 2004, the Company has various short term, no interest notes receivable for $12,085 which is due by July 19, 2004.

BEIJING ASIA HONGZHI ADVERTISING CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - PROPERTY AND EQUIPMENT

The following is a summary of property and equipment, at cost, less accumulated depreciation:

March 31,

March 31,

2004

2003

___________

___________

Office equipment

$

48,298

$

56,843

Vehicles

134,167

-

Less accumulated depreciation

(20,560)

(3,428)

___________

___________

$

161,905

$

53,415

___________

___________

Depreciation expense for the years ended March 31, 2004 and 2003 was $17,132 and $2,894, respectively.

NOTE 6 - NOTES PAYABLE

Notes Payable - On March 25, 2004 the Company entered into a note payable with Shandong Laiyang Tongda Sinopec Sales Center (“SLTS”) in the amount of $181,269 to use as working capital.  The note matures on March 25, 2005 and provides for interest at 20% per annum.

NOTE 7 - CAPITAL

Capital - The Company has registered capital of $1,752,266 and additional contributed capital of $4,497.

Warrants/Options - The Company has no warrants/options issued and outstanding as of March 31, 2004 and 2003.

NOTE 8 - INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 109, “Accounting for Income Taxes”, which requires the liability approach for the effect of income taxes.

The Company has available at March 31, 2004 and 2003, unused operating loss carryforwards of $871,000 and $1,471,000 which may be applied against future taxable income.  Chinese tax law stipulates the net loss after tax adjustments can be carried forward for five fiscal years.  The deferred tax assets, which consist of accrued severance pay, bad debt allowance and net operating losses, equal approximately $469,000 and $507,000 for the years ended March 31, 2004 and 2003.  The amount of and ultimate realization of the benefits from the operating loss carryforwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company and other future events, the effects of which cannot be determined.  Because of the uncertainty surrounding the realization of the loss carryforwards the Company has established a valuation allowance equal to the tax effect of the deferred tax assets at March 31, 2004 and 2003, therefore, no deferred tax asset has been recognized.  The change in the valuation allowance is approximately $(38,000) and $193,000 for the years ended March 31, 2004 and 2003, respectively.

BEIJING ASIA HONGZHI ADVERTISING CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 - INCOME TAXES [Continued]

Chinese tax law stipulates the corporate income tax is levied at 33%; and smaller businesses can enjoy more favorable rates.  Newly established independently running advertising companies are exempt from corporate income tax for the first two years from the date of inception.  The material differences between the effective tax rate and the statutory rate are the valuation allowance, nondeductible payroll benefits and net income or loss which is not subject to tax in the initial two years from inception.

NOTE 9 - OPERATING LEASES

The Company has entered into two building leases for its offices in Beijing and Ji-nan.  The Beijing facility lease expires on August 31, 2005.  Rental payments for the years ended March 31, 2004 and 2003 amounted to $41,979 and $0, respectively.  The Ji-nan facility lease expires on March 31, 2006.  Rental payments for the years ended March 31, 2004 and 2003 amounted to $0 and $0, respectively [See Note 4].  The combined lease expense for the years ended March 31, 2004 and 2003 amounted to $49,786 and $7,807, respectively.  The following is a schedule of minimum annual rental payments for the next five years.

For the Year Ended

Minimum Annual

March 31,

Rental Payments

_____________

_____________

2005

$

70,197

2006

42,681

2007

-

2008

-

2009

-

___________

$

112,878

___________

NOTE 10 - RELATED PARTY TRANSACTIONS

Advances Receivable - The advances receivable (primarily officers, directors and employees) are carried at the expected realizable value.  Advances receivable consisted of the following:

March 31,

March 31,

2004

2003

___________

___________

Advances receivable – related party

$

281,861

$

758,946

Allowance for doubtful accounts

(180,900)

(157,100)

___________

___________

Advances receivable, net

$

100,961

$

601,846

___________

___________

Bad debt expense for the year ended March 31, 2004 and 2003 was $23,800 and $157,100, respectively.

BEIJING ASIA HONGZHI ADVERTISING CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - RELATED PARTY TRANSACTIONS [Continued]

Accounts Payable - The Company has accounts payable to related parties at March 31, 2004 and 2003 in the amount of $19,335 and $7,251, respectively.

Advances Payable - The Company owed certain shareholders at March 31, 2004 and 2003 in the amount of $300,802 and $498,182, respectively.  The advances bear no interest and are due on demand.

Management Compensation - For the years ended March 31, 2004 and 2003, the Company expensed $36,012 and $0, respectively, as management compensation.

NOTE 11 - COMMITMENTS AND CONTINGENCIES

Operational Agreements - The Company routinely enters into various consulting arrangements as part of their operations primarily related to marketing communication and brand promotion services to customers from industries such as real estate, banking and cosmetics.

NOTE 12 - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern.  However, the Company has current liabilities in excess of current assets and has incurred losses in recent years.  These factors raise substantial doubt about the ability of the Company to continue as a going concern.  In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through additional sales of their common stock or though possible business combinations.  There is no assurance that the Company will be successful in raising this additional capital or in achieving profitable operations.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

BEIJING ASIA HONGZHI ADVERTISING CO., LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 13 - CONCENTRATIONS

Sales - During the year ended March 31, 2004, the Company had one significant advertising customer which accounted for 50% of sales.  For the year ended March 31, 2003, the Company had no significant customer which accounted for 10% or more of sales.

Cost of Sales - During 2004 the Company had one vendor which accounted for 10% of cost of sales.  During 2003 the Company had one vendor which accounted for 10% of cost of sales.

Accounts Receivable - At March 31, 2004, the Company had one customer which accounted for 73% of the Company’s accounts receivable balances.

Foreign Operations - All of the Company’s operating activities are all located in the People’s Republic of China.

NOTE 14 - SUBSEQUENT EVENTS

Subsidiary - In April 2004, Tibet Asia Culture Media Co., Ltd. was organized under the laws of the People’s Republic of China as a wholly-owned subsidiary of Parent.

Acquisition - On July 9, 2004, Asia Premium Television Group, Inc. acquired Parent, together with its BHCA Subsidiary and SHCCA Subsidiary.

Net Income Guarantee - In connection with the acquisition of the Company by Asia Premium Television Group, Inc., three shareholders guaranteed that the Company will generate net income of $1.5 million during the two years following acquisition.  In the event that the Company does not generate the guaranteed net income, the shareholders have agreed to contribute an amount equal to the difference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused the Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

ASIA PREMIUM TELEVISION GROUP, INC.

Date:

April 1, 2005

By:

/s/ Miao Bulin

Name: Miao Bulin

Title: Finance Manager